Business Combination (Tables)	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Schedule of Fair Value of Identifiable Assets and Assumed Liabilities

The fair value of the identifiable assets and assumed liabilities acquired from ams at acquisition date were as follows:

Fair value recognized at acquisition date
Property, plant and equipment	2
Technology	6
In-process R&D	40
Goodwill	42

Total net assets at fair value	90

Purchase consideration	90